Exhibit (d.5)

SCHEDULE A

Master Advisory Fee Waiver Agreement for iShares Trust

(Amended as of September 12-13, 2018)

(all percentages are expressed as a percentage of average daily net assets)

Fund	Advisory Fee Waiver	Last Day of Term

iShares MSCI All Country Asia ex Japan ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2021

iShares Emerging Markets Infrastructure ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	July 31, 2022

iShares National Muni Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	June 30, 2026

iShares MBS ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.09%.	February 28, 2023

iShares MSCI ACWI ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2021

iShares MSCI ACWI ex U.S. ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2021

iShares Core MSCI Total International Stock ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2021

iShares Currency Hedged MSCI EAFE ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI EAFE ETF (EFA), after taking into account any fee waivers by EFA, plus 0.03%.	November 30, 2020

iShares Currency Hedged MSCI Germany ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	December 31, 2020

iShares Currency Hedged MSCI Japan ETF

With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee (0.53%).

With respect to the Fund, an additional amount such that the Fund’s total annual fund operating expenses after fee waiver will be equal to the greater of Acquired Fund Fees and Expenses or 0.48%.

December 31, 2020

iShares Currency Hedged MSCI Eurozone ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (EZU), after taking into account any fee waivers by EZU, plus 0.03%.	December 31, 2020

iShares Currency Hedged MSCI ACWI ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI ACWI ETF (ACWI), after taking into account any fee waivers by ACWI, plus 0.03%.	November 30, 2020

iShares Currency Hedged MSCI ACWI ex U.S. ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI ACWI ex U.S. ETF (ACWX), after taking into account any fee waivers by ACWX, plus 0.03%.	November 30, 2020

iShares Currency Hedged MSCI Australia ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Australia ETF (EWA), after taking into account any fee waivers by EWA, plus 0.03%.	December 31, 2020

iShares Currency Hedged MSCI Canada ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (EWC), after taking into account any fee waivers by EWC, plus 0.03%.	December 31, 2020

iShares Currency Hedged MSCI EAFE Small-Cap ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI EAFE Small-Cap ETF (SCZ), after taking into account any fee waivers by SCZ, plus 0.03%.	November 30, 2020

iShares Currency Hedged MSCI Mexico ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Mexico Capped ETF (EWW), after taking into account any fee waivers by EWW, plus 0.03%.	December 31, 2020

iShares Currency Hedged MSCI Spain ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Spain Capped ETF (EWP), after taking into account any fee waivers by EWP, plus 0.03%.	December 31, 2020

iShares Currency Hedged MSCI Switzerland ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Switzerland Capped ETF (EWL), after taking into account any fee waivers by EWL, plus 0.03%.	December 31, 2020

iShares Currency Hedged MSCI Italy ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Italy Capped ETF (EWI), after taking into account any fee waivers by EWI, plus 0.03%.	December 31, 2020

	In addition, with respect to the Fund, a reduction in the management fee by an additional amount equal to 0.03%.	December 31, 2020

iShares Currency Hedged MSCI South Korea ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI South Korea Capped ETF (EWY), after taking into account any fee waivers by EWY, plus 0.03%.	December 31, 2020

	In addition, with respect to the Fund, a reduction in the management fee by an additional amount equal to 0.03%.	December 31, 2020

iShares Currency Hedged MSCI United Kingdom ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI United Kingdom ETF (EWU), after taking into account any fee waivers by EWU, plus 0.03%.	December 31, 2020

	In addition, with respect to the Fund, a reduction in the management fee by an additional amount equal to 0.03%.	December 31, 2020

iShares Currency Hedged JPX-Nikkei 400 ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares JPX-Nikkei 400 ETF (JPXN), after taking into account any fee waivers by JPXN.	July 31, 2020

iShares Currency Hedged International High Yield Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares International High Yield Bond ETF (HYXU), after taking into account any fee waivers by HYXU, plus 0.03%.	February 28, 2022

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares Edge MSCI Min Vol EAFE ETF (EFAV), after taking into account any fee waivers by EFAV, plus 0.03%.	November 30, 2020

iShares Edge MSCI Min Vol Global Currency Hedged ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares Edge MSCI Min Vol Global ETF (ACWV), after taking into account any fee waivers by ACWV, plus 0.03%.	December 31, 2020

iShares Edge MSCI Min Vol Europe Currency Hedged ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Edge MSCI Min Vol Europe ETF (EUMV), after taking into account any fee waivers by EUMV, plus 0.03%.	November 30, 2020

iShares Edge U.S. Fixed Income Balanced Risk ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	February 29, 2024

iShares Currency Hedged MSCI Europe Small-Cap ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Europe Small-Cap ETF (IEUS), after taking into account any fee waivers by IEUS, plus 0.03%.	November 30, 2020

iShares Adaptive Currency Hedged MSCI EAFE ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI EAFE ETF (EFA), after taking into account any fee waivers by EFA, plus 0.03%.	November 30, 2020

iShares Adaptive Currency Hedged MSCI Eurozone ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (EZU), after taking into account any fee waivers by EZU, plus 0.03%.	December 31, 2020

iShares Adaptive Currency Hedged MSCI Japan ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Japan ETF (EWJ), after taking into account any fee waivers by EWJ.	December 31, 2020

iShares iBonds Dec 2018 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2019 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Mar 2020 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2020 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2021 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2022 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Mar 2023 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2023 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2024 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2025 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2026 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2027 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Dec 2028 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

iShares High Yield High Beta ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.35%.	February 29, 2020

iShares High Yield Low Beta ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.35%.	February 29, 2020

iShares Edge MSCI Min Vol EAFE ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.20%.	November 30, 2021

iShares Morningstar Multi-Asset Income ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.60%.	November 30, 2021

iShares GNMA Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies.	February 29, 2024

iShares Core U.S. Aggregate Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	June 30, 2026

iShares Core 1-5 Year USD Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	February 29, 2024

iShares Core Total USD Bond Market ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	February 29, 2024

iShares Edge MSCI Multifactor Global ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2025

iShares Core 5-10 Year USD Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates	February 28, 2021

iShares Core Conservative Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2021

iShares Core Moderate Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2021

iShares Core Growth Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2021

iShares Core Aggressive Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2021

iShares Russell 2500 ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee (0.15%).	July 31, 2022

iShares Yield Optimized Bond ETF	0.28%	February 28, 2021

iShares Global Green Bond ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.20%.	March 1, 2020

ISHARES TRUST on behalf of each FUND		BLACKROCK FUND ADVISORS

By:	/s/ Jack Gee	By:	/s/ Deepa Damre
	Jack Gee		Deepa Damre
	Chief Financial Officer, iShares Trust		Managing Director

Dated: September 12-13, 2018

[Signature Page to Amended Schedule A of Master Advisory Fee Waiver Agreement]